UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2007
                              (February 21, 2007)


                                  Symbion, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-50574                    62-1625480
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)            Identification Number)


                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 21, 2007, Symbion, Inc. issued a press release announcing its results for the fourth quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

          99   Press Release dated February 21, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SYMBION, INC.


Date: February 21, 2007                    By:  /s/ Kenneth C. Mitchell
                                                --------------------------------
                                                Kenneth C. Mitchell
                                                Chief Financial Officer and
                                                Senior Vice President of Finance

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------

 99          Press release dated February 21, 2007.